Consolidated Balance Sheets (Parenthetical) (USD $)	Apr. 30, 2011	Apr. 30, 2010
Shareholders' Equity
Serial preferred shares, no par value, in USD per share	$ 0	$ 0
Serial preferred shares, shares authorized	3,000,000	3,000,000
Serial preferred shares, shares outstanding	0	0
Common shares, no par value, in USD per share	$ 0	$ 0
Common shares, shares authorized	150,000,000	150,000,000
Common shares, shares outstanding	114,172,122	119,119,152
Treasury shares, shares outstanding	14,432,043	9,485,013